Financial risks	12 Months Ended
Dec. 31, 2025
Financial risks
Financial risks
29.	Financial risks

The Company’s activities expose it to a variety of financial risks: market risks (including interest rate risk, foreign currency risk and other price risk), credit risk and liquidity risk. The Company’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the Company’s performance.

Risk management is carried out under policies approved by the Board of Directors. The Board of Directors provides principles for overall risk management, as well as policies covering specific areas, such as foreign exchange risk, interest rate risk, and credit risk, the use of derivative financial instruments and non-derivative financial instruments, and investment in excess liquidities.

(a) Market risks

(i)	Interest rate risk

Interest rate risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate as a result of changes in market interest rates.

The Company’s interest rate risk on financial assets is primarily related to cash and cash equivalents, which bear interest at variable rates. However, as these investments come to maturity within a short period of time, the impact would likely be not significant.

The Financing Facility bears a variable interest rate and, based on the Financing Facility’s balance as at December 31, 2025, the impact on finance costs over a 12-month horizon of a 1.0% shift in interest rates would decrease (increase) the finance costs by 1.6 million (2024 – nil). Other financial liabilities are not exposed to interest rate risk because they are non-interest bearing or bear a fixed interest rate.

(ii)	Foreign exchange risk

The Company is exposed to foreign exchange risk arising from currency volatility, primarily with respect to the US dollar. The Company holds balances in cash denominated in U.S. dollars and is therefore exposed to gains or losses on foreign exchange.

As at December 31, 2025 and 2024, the balances in U.S. dollars held by entities with a different functional currency were as follows:

	2025	2024
	$	$
Cash and cash equivalents	209,336	63,615
Amounts receivable	4,967	377
Accounts payable and accrued liabilities	(2,581)	(2,172)
Credit Facility	—	(25,000)
Deferred consideration and contingent payments	(6,413)	(8,501)
Warrant liability	(164,161)	(47,155)
Contract liability	—	(25,601)
Net exposure, in US dollars	41,148	(44,437)
Net exposure, equivalent in Canadian dollars	56,395	(63,943)

Based on the balances as at December 31, 2025, a 5% fluctuation in the exchange rates on that date (with all other variables being constant) would have resulted in a variation of net loss of approximately $2.8 million in 2025 (2024 – $3.2 million).

The Company also records currency translation adjustment gains or losses, through comprehensive income or loss, arising primarily from the fluctuation of the U.S. dollar on its assets and liabilities denominated in Canadian dollars held by entities having the Canadian dollar or the Mexican peso as their functional currency.

(iii)	Commodity price risk

The price of gold has a significant influence on the Company’s business, results of operations and financial condition. Movements in the spot price of gold have a direct impact on the Company’s consolidated financial statements, as refined precious metals are sold at prevailing market prices. For the year ended December 31, 2025, the Company recognized $35.5 million (2024 – $4.6 million) in sales of refined precious metals. The Company will continue to monitor the level of sales and when prudent will adopt measures to mitigate its price exposure.

(iv)	Other price risk

The Company is exposed to equity price risk as a result of holding long-term investments in other exploration and development mining companies. The equity prices of long-term investments are impacted by various underlying factors including commodity prices. Based on the Company's long-term investments held as at December 31, 2025, a 10% increase (decrease) in the equity prices of these investments would decrease (increase) the net loss by not a significant amount and the other comprehensive income (loss) by $1.4 million (2024 – $1.0 million).

(b) Credit risk

Credit risk is the risk that one party to a financial instrument will fail to discharge its obligation and cause the other party to incur a financial loss. Financial instruments that potentially subject the Company to credit risk consist of cash and cash equivalents, amounts receivable and reclamation deposits. The Company reduces its credit risk by investing its cash and cash equivalents in high interest savings accounts with Canadian and U.S. recognized financial institutions and its reclamation deposits in guaranteed investments certificates issued by Canadian chartered banks. In the case of amounts receivable, the Company performs either a credit analysis or ensures that it has sufficient guarantees in case of a non-payment by the third-party to cover the net book value of the amount receivable.

The maximum credit exposure of the Company corresponds to the respective instrument’s carrying amount.

(c) Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet the obligations associated with its financial liabilities. The Company manages the liquidity risk by continuously monitoring actual and projected cash flows, taking into account the requirements related to its investment commitments, mining properties and exploration and evaluation assets and matching the maturity profile of financial assets and liabilities. The Board of Directors of the Company reviews and approves any material transaction out of the ordinary course of business, including proposals on mergers, acquisitions or other major investment or divestitures. As at December 31, 2025, cash and cash equivalents are invested in interest savings accounts held with Canadian and U.S. recognized financial institutions. As at December 31, 2025, all financial liabilities to be settled in cash or by the transfer of other financial assets are expected to be settled within 90 days, except for lease liabilities, long-term debt and Financing Facility (Note 15) and deferred consideration and contingent payments (Note 16). As described in Note 1, the Company’s liquidity position as at December 31, 2025 will not be sufficient to meet the Company’s obligations, commitments and budgeted expenditures through December 31, 2025.

The following table summarizes the Company’s contractual obligations and commitments as at December 31, 2025:

	Notes	Total	Less than 1 year	1‑2 years	More than 3 years
		$	$	$	$
Accounts payable and accrued liabilities	14	30,594	30,594	—	—
Lease obligations	15	3,853	1,482	2,371	—
Mining equipment financings (Principal)	15	12,178	5,653	5,898	627
Financing Facility (Principal)	15	129,844	0	129,844	0
Deferred consideration and contingent payments	16	8,791	3,427	3,427	1,937
Purchase obligations	33	8,100	6,272	1,828	—
Capital commitments	33	90,543	62,069	26,592	1,882
Total		283,903	109,497	169,960	4,446